TERM DEPOSITS (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2021 USD ($) [1]
Current assets
Short-term deposits	¥ 60,000	¥ 60,000	$ 9,415
Non-current assets
Long-term deposits	¥ 160,000	¥ 160,000	$ 25,107
The original effective interest rate of term deposits per annum	3.65%	3.63%

[1]	Translation of amounts from Renminbi (“RMB”) into United States dollars (“US$”) for the convenience of the reader has been made at US$1.00=RMB6.3726, the certified exchange rates for December 30, 2021 as published by the Federal Reserve Board of the United States. No representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate on December 30, 2021 or on any other date.